Exhibit 4.1

NUMBER	SHARES
* *	* *

National Commerce Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Transfer of this stock is restricted in accordance with

conditions printed on the reverse of this certificate.

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

NATIONAL COMMERCE CORPORATION

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as amended or to be amended hereafter (copies of which Certificate of Incorporation, Bylaws and amendments, if any, are on file with the Corporation).

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officers and has affixed the Corporate Seal hereto.

Date:

[SEAL]

Cindy Payton	John H. Holcomb, III
Secretary	Chairman and Chief Executive Officer

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. 1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103 TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE:

NATIONAL COMMERCE CORPORATION

The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights, of the shares of each class of capital stock or series thereof authorized to be issued by the Corporation.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE NOT REGISTERED PURSUANT TO THE SECURITIES LAWS OF ANY STATE AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM	-	AS TENANTS IN COMMON	UGMA/(STATE)		CUSTODIAN
TEN ENT	-	AS TENANTS BY THE ENTIRETIES		(CUSTODIAN)		(MINOR)
JTWROS	-	AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON	UNDER THE UNIFORM GIFT TO MINORS ACT/(STATE)

For value received,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                                                           Shares

Represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                               Attorney to

transfer the said shares on the records of the within-named Company with full power of substitution in the premises.

(DATE)

                                                                                                                                                                                                                                                               AND

(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE

OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)

(SIGNATURE GUARANTEE: SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK,

A SAVINGS AND LOAN ASSOCIATION OR A TRUST COMPANY IN THE UNITED STATES OR BY

A MEMBER FIRM OF ANY NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.)

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN MUTILATED OR DESTROYED, THE ASSOCIATION WILL

REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.